Exhibit 10.38
COLLATERAL AGENCY AND INTERCREDITOR JOINDER – ADDITIONAL GRANTORS

Dated June 28, 2013

Reference is made to the Collateral Agency and Intercreditor Agreement dated as of January 12, 2011 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Agency and Intercreditor Agreement”) among INTELSAT (LUXEMBOURG) S.A., a public limited liability company (société anonyme) existing as société anonyme under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered with the Luxembourg trade and companies’ register under number B149.942 (“Holdings”), INTELSAT JACKSON HOLDINGS S.A., a public limited liability company (société anonyme) existing as société anonyme under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and registered with the Luxembourg trade and companies’ register under number B149.959 (the “Company”), the other Grantors from time to time party hereto, BANK OF AMERICA, N.A., as Administrative Agent under the Existing Credit Agreement, the other First Lien Representatives and Second Lien Representatives from time to time party thereto, and WILMINGTON TRUST FSB, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”) Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Agency and Intercreditor Agreement. This Collateral Agency and Intercreditor Joinder is being executed and delivered pursuant to Section 8.18 of the Collateral Agency and Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Agency and Intercreditor Agreement.

The undersigned, INTELSAT FINANCE BERMUDA LTD., an exempted limited company organized under the laws of Bermuda (the “Grantor”), hereby agrees to become party as a Grantor under the Collateral Agency and Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Agency and Intercreditor Agreement as fully as if the undersigned had executed and delivered the Collateral Agency and Intercreditor Agreement as of the date thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agency and Intercreditor Joinder to be executed by their respective officers or representatives as of the date first referenced above.

INTELSAT FINANCE BERMUDA LTD.

By: /s/ Jean-Philippe Gillet
Name: Jean-Philippe Gillet
Title: Director & Authorized Signatory

[Signature page to the Collateral Agency and Intercreditor Joinder]

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as successor by merger to
Wilmington Trust FSB, as Collateral Trustee

By: /s/ Renee Kuhl
Name: Renee Kuhl
Title: Vice President

[Signature page to the Collateral Agency and Intercreditor Joinder]